EXHIBIT 10.76

                                    GUARANTY


FOR VALUE RECEIVED, the undersigned, whether one or more, as primary obligor, hereby unconditionally guarantees prompt payment and performance of all obligations of Debtor under the terms of this Promissory Note and the Security Agreement and hereby waives diligence, presentment, demand, protest, notice of acceptance, or notice of any kind whatsoever, as well as impairment of collateral and any requirement that RACC or any assignee exercise or exhaust any right to take any action against Debtor or any other person or any collateral hereunder and hereby consents to any extension of time, renewal or any other modification thereof. The undersigned confirms and acknowledges to RACC that this guaranty is given as an inducement to the extension of credit by RACC to Debtor and that the undersigned will derive benefit from such extension of credit. The undersigned further confirms and acknowledges reading and fully understanding all of the terms and conditions of this Promissory Note and the Security Agreement.

By:  /s/ Gary R.Smith
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GUARANTOR, Smart Choice Automotive Group, Inc.
           Gary R. Smith, President